Exhibit 99.9

POSTER P2092

Safety and tolerability of the novel inhaled corticosteroid (ICS) fluticasone furoate (FF) in combination with the long-acting beta2 agonist (LABA) vilanterol (VI) administered once daily in patients with asthma

Busse WW(1), O’Byrne PM(2), Bleecker ER(3), Lötvall J(4), Woodcock A(5), Andersen L(6), Crawford J(7)*, Jacques L(8), Apoux L(9), Bateman ED(10)

(1)University of Wisconsin, Madison, USA; (2)Michael G DeGroote School of Medicine, Hamilton, Canada; (3)Wake Forest University Health Sciences, Winston-Salem, USA; (4)University of Gothenburg, Gothenburg, Sweden; (5)University of Manchester, Manchester, UK; (6)Respiratory Medicine Development Center, GlaxoSmithKline, NC, USA; (7)Quantitative Sciences Division, GlaxoSmithKline, London, UK; (8)Respiratory Medicine Development Centre, GlaxoSmithKline, London, UK; (9)Global Clinical Safety and Pharmacovigilance, GlaxoSmithKline, London, UK; (10)University of Cape Town, Cape Town, South Africa; *Maiden name, West

INTRODUCTION

•                  LABAs are recommended in combination with ICS for patients who remain symptomatic on low-to-medium dose ICS alone.(1),(2)

•                  The ICS, FF, in combination with the LABA, VI, represents a novel ICS/LABA combination suitable for once-daily dosing, which is in development for the treatment of asthma and COPD.

OBJECTIVES

•                  To assess the safety and tolerability of two doses of FF/VI (100/25mcg and 200/25mcg) administered once daily over 52 weeks in patients with asthma.

METHODS

•                  Phase III, randomised, multi-centre, double-blind, double-dummy, active comparator, parallel group study.

•                  Patients (aged >12 years) were using ICS (500–1000mcg/day or equivalent) for >4 weeks prior to Visit 1 (screening).

•                  Patients received FF/VI once daily in the evening or FP 500mcg twice daily (morning and evening) for 52 weeks; FF/VI was administered via novel dry powder inhaler and FP was administered by DISKUSTM/ACCUHALERTM

•                  high-dose FP (500mcg) was selected to elicit a safety signal for comparison with FF/VI.

•                  Safety evaluations included: adverse events (AEs), oral candidiasis, non-fasting glucose and potassium levels, urinary cortisol (UC), heart rate (HR) measured by ECG and by 24-h Holter monitoring (Holter monitoring was conducted in a subset of patients; >50% each group), pulse rate and ophthalmic assessments.

RESULTS

•                  Patient baseline demographics and screening lung function are shown in Table 1.

•                  Most patients in the intent-to-treat population (ITT) had ‘normal’ or ‘no change’ from baseline in 24-h urine-free cortisol excretion at any post-baseline visit (76–81% FF/VI; 70% FP).

•                  Statistically significant UC suppression was seen with FP compared with both FF/VI groups at Weeks 12 and 28, but not at Week 52 (Table 2).

•                  Non-fasting glucose and potassium levels were similar across groups.

•                  Increases in pulse rate at Week 52 (10 min post-dose) were reported with FF/VI vs. FP (FF/VI 100/25mcg; 3.4bpm, p=0.002; FF/VI 200/25mcg; 3.4bpm, p=0.003).

Table 1. Patient baseline demographics and screening lung function (ITT population)

	FF/VI	FF/VI	FP
	100/25mcg	200/25mcg	500mcg
	once daily	once daily	twice daily
	(N=201)	(N=202)	(N=100)
Age, years
Mean (SD)	39.7 (15.85)	38.5 (15.64)	38.6 (15.97)
Female, n (%)	130 (65)	124 (61)	62 (62)
Race, n (%)
White	135 (67)	134 (66)	68 (68)
Asian	50 (25)	51 (25)	26 (26)
African American	15 (7)	17 (8)	6 (6)
Other(a)	1 (<1)	0	0
Duration of Asthma, yr
Mean (SD)	14.76 (11.316)	16.31 (12.768)	14.32 (12.976)
Min/Max	0.4, 58.0	0.3, 62.0	0.3, 56.3
Screening lung function(b)
Pre-bronchodilator FEV1 (L), mean (SD)	2.305 (0.6613)	2.290 (0.6545)	2.353 (0.6719)
% predicted FEV1 (%), mean (SD)	74.2 (13.48)	74.1 (14.13)	75.2 (12.46)

(a)African American/African heritage and White. (b)total of 74 (37%) of patients allocated to FF/VI 100/25mcg, 78 (39%) of patients allocated to FF/VI 200/25mcg and 38 (38%) of patients allocated to FP had historical documentation of FEV1 reversibility

Table 2. Statistical analysis of 24-h UC excretion at Weeks 12, 28 and 52 (UC population)

	FF/VI	FF/VI	FP
	100/25mcg	200/25mcg	500mcg
	once daily	once daily	twice daily
	(N=143)	(N=143)	(N=76)
Week 12	n=129	n=129	n=71
FF/VI vs. FP
Ratio	1.67	1.52
95% CI	(1.34, 2.08)	(1.22, 1.89)	—
p-value	<0.001	<0.001
Week 28	n=128	n=121	n=56
FF/VI vs. FP
Ratio	1.65	1.43
95% CI	(1.29, 2.13)	(1.11, 1.84)	—
p-value	<0.001	0.006
Week 52	n=125	n=127	n=60
FF/VI vs. FP
Ratio	1.05	1.09
95% CI	(0.83, 1.33)	(0.87, 1.38)	—
p-value	0.674	0.444

Note: analysis performed using ANCOVA with covariates of region, sex, age, treatment and the log of baseline values

•                  No significant effects with FF/VI vs. FP were observed on QTc(F) or HR with Holter monitoring (Table 3).

Table 3. Mean (0–24h) HR by Holter monitor by visit for patients with >16h of recorded data (ITT population)

	FF/VI	FF/VI	FP
	100/25mcg	200/25mcg	500mcg
n,	once daily	once daily	twice daily
mean (SD)	(N=201)	(N=202)	(N=100)
Screening	111	116	49
	79.0 (8.23)	79.1 (9.55)	79.8 (8.75)
Day 1	104	113	47
	78.6 (7.89)	78.7 (9.45)	77.4 (7.66)
Week 28	95	90	39
	77.8 (8.90)	77.5 (9.01)	74.9 (8.54)
Week 52	88	82	37
	78.8 (8.72)	78.0 (10.15)	74.8 (8.62)

AEs and ophthalmic assessments

•                  AEs were reported by 66–69% of patients on FF/VI and 73% on FP (Table 4).

•                  Eleven on-treatment serious AEs were reported; one (worsening hepatitis on FP) was considered treatment related.

•                  No clinically significant differences between groups were reported on the ophthalmic assessments (posterior subcapsular opacity, cortical opacity, nuclear colour, nuclear opalescence, intraocular pressure and visual acuity).

Table 4. Overview of AEs and the most common (>5%) on-treatment AEs (ITT population)

	FF/VI	FF/VI	FP
	100/25mcg	200/25mcg	500mcg
	once daily	once daily	twice daily
n (%)	(N= 201)	(N= 202)	(N= 100)
Any on-treatment AE	139 (69)	134 (66)	73 (73)
Headache	39 (19)	35 (17)	23 (23)
Upper respiratory tract infection	34 (17)	30 (15)	18 (18)
Nasopharyngitis	25 (12)	19 (9)	10 (10)
Cough	9 (4)	11 (5)	13 (13)
Oropharyngeal pain	7 (3)	12 (6)	11 (11)
Pyrexia	8 (4)	13 (6)	6 (6)
Oral candidiasis(a)	12 (6)	11 (5)	2 (2)
Back pain	8 (4)	13 (6)	3 (3)
Extrasystoles(b)	4 (2)	15 (7)	3 (3)
Bronchitis	7 (3)	9 (4)	5 (5)
Upper abdominal pain	8 (4)	11 (5)	1 (1)
Respiratory tract infection	6 (3)	5 (2)	7 (7)
Sinusitis	9 (4)	4 (2)	5 (5)

Table 4. Continued

	FF/VI	FF/VI	FP
	100/25mcg	200/25mcg	500mcg
	once daily	once daily	twice daily
	(N=201)	(N=202)	(N=100)
Any drug-related AE(c),(d)	27 (13)	29 (14)	14 (14)
AEs leading to withdrawal from the study(d)	5 (2)	3 (1)	6 (6)
Any on-treatment serious AE	3 (1)(e)	1 (<1)(f)	7 (7)(g)
Any treatment-related serious AE	0	0	1 (1)
Deaths	0	0	0

(a) Oropharyngeal candidiasis was reported by three patients (1%) on FF/VI 100/25mcg, two (<1%) on FF/VI 200/25mcg and one (1%) on FP. (b) Bigeminy or trigeminy on Holter recording. (c) Investigator’s judgment of causality. (d) Includes on-treatment and post-treatment AEs. (e) Myalgia (muscular chest pain), haemorrhagic dengue fever, asthma exacerbation. (f) Acute pyelonephritis. (g) Pneumonia, deep vein thrombosis, asthma exacerbation (n=2), fibroadenoma of breast, breast cancer, worsening of hepatitis B (worsening hepatitis B considered by investigator to be treatment related)

CONCLUSIONS

•                  FF/VI (100/25mcg or 200/25mcg) administered once daily over 52 weeks was well tolerated by patients >12 years with asthma.

•                  Safety findings that were observed reflected the expected pharmacologic activity of the ICS and LABA components.

REFERENCES

(1)         Global Initiative for Asthma (GINA). Available at: http://www.ginasthma.org/guidelines-gina-report-global-strategy-for-asthma.html. Last accessed 7 August 2012.

(2)         National Institutes of Health. Available at: http://www.nhlbi.nih.gov/guidelines/asthma/index.htm. Last accessed 25 June 2012.

ACKNOWLEDGEMENTS

•                  The presenting author L Jacques, declares the following real or perceived statements of interest during the last 3 years in relation to this presentation: I am an employee and hold stock in GlaxoSmithKline.

•                  This study was funded by GlaxoSmithKline; GSK Study Code HZA106839; Clinicaltrials.gov NCT01018186.

•                  Editorial support (in the form of writing assistance, assembling tables and figures, collating author comments, grammatical editing and referencing) was provided by Lisa Moore at Gardiner-Caldwell Communications and was funded by GlaxoSmithKline.

Presented at the European Respiratory Society Annual Congress 2012 Vienna, Austria, 1–5 September, 2012